Share-Based Payments	12 Months Ended
Dec. 31, 2025
Share-Based Payments
Share-Based Payments

(B.3) Share-Based Payments

y Accounting for Share-Based Payments

Classification in the Consolidated Income Statements

Share-based payments cover equity-settled and cash-settled awards issued to our employees. The respective expenses are recognized as employee benefits and classified in our Consolidated Income Statements according to the activities that the receiving employees perform. Share-based payment expenses are offset by the effective portion from the hedging of cash-settled share-based payments. Accelerated share - based payment expenses triggered by SAP’s 2024 restructuring program are classified as restructuring expenses in our Consolidated Income Statements and included in the restructuring provisions in our Statement of Financial Position.

Valuation, Judgment, and Sources of Estimation Uncertainty

We use certain assumptions in estimating the fair values for our share-based payments, including expected share price volatility and expected dividend yields. In addition, the final number of Performance Share Units (PSUs) vesting also depends on the achievement of performance indicators. Furthermore, the payout for cash-settled share units depends on our share price on the respective vesting dates. Changes to these assumptions and outcomes that differ from these assumptions could require material adjustments to the carrying amount of the liabilities we have recognized for these share-based payments. The fair value of the share units granted under the SAP Long-Term Incentive Program 2024 and 2020 (LTI 2024 and LTI 2020) is dependent on our performance against the total shareholder return (TSR) for NASDAQ-100 companies, the volatility, and the expected correlation between the TSR of the NASDAQ-100 companies and our TSR.

Regarding future payout under our cash-settled plans, the SAP share price is the most relevant factor. With respect to our LTI 2024 and LTI 2020, we believe that future payout will be significantly impacted not only by our share price but also by the relative TSR performance against the NASDAQ-100 companies. Future payouts under our LTI 2024 and LTI 2020 will also be dependent on meeting non-market-based performance conditions based on SAP’s long-term strategy. The latter, however, is not incorporated into our fair value calculation but leads to adjustments of the quantity of awards granted. Changes in these factors could significantly affect the estimated fair values as calculated by the valuation model, and the future payout.

Under the OWN SAP share purchase plan, we grant our employees discounts on share purchases. As those discounts are not dependent on future services to be provided by our employees, the discount is recognized as an expense when the discounts are granted.

Presentation in the Consolidated Statements of Cash Flows

We present the payments of our cash-settled share-based payment plans and our equity-settled share-based payment plans that are fulfilled by share purchases at the market (see Own SAP Plan in section a) of this Note (B.3)) separately in our Consolidated Statements of Cash Flows under Cash flows from operating activities. As a result, the changes in Other assets and in Other liabilities presented in the reconciliation of operating cash flow do not consider share-based payment-related assets or liabilities. Cash flows from share - based payments are offset by payments from the hedging of cash - settled share - based payments. Payments of cash-settled share-based payments triggered by SAP’s 2024 restructuring program are included in the restructuring payments.

The operating expense line items in our income statement include the following share-based payment expenses:

Share-Based Payment Expenses by Functional Area

€ millions	2025	2024	2023
Cost of cloud	107	138	94
Cost of software licenses and support	30	42	38
Cost of services	244	360	375
Research and development	600	751	703
Sales and marketing	579	876	834
General and administration	135	217	175
Share-based payment expenses	1,695	2,385	2,220
thereof equity-settled share-based payments	1,331	1,591	1,414
thereof cash-settled share-based payments	364	794	806

Additionally, in 2024 SAP recognized €309 million in accelerated share-based payment expenses triggered by SAP’s 2024 transformation program. These share-based payment expenses are classified as restructuring expenses in our Consolidated Income Statements. For more information about SAP’s restructuring program, see Note (B.6).

For more information about SAP’s newly implemented hedge program in 2025 related to its cash-settled share-based compensation payments, see Note (F.1).

Our major share-based payment plans are described below.

a)Equity-Settled Share-Based Payments

Equity-Settled Move SAP Plan (Move)

To retain and engage executives and certain employees, we grant share units under Move that we intend to predominantly settle in shares. For more information about the terms and conditions of the cash-settled Move plan, see section b) Cash-Settled Share-Based Payments in this Note (B.3).

Different vesting schedules apply to specific share units. Granted share units will vest in different tranches mainly as follows:

-	Restricted Stock Units (RSUs) with service condition only
-	Over a three-year period on a quarterly basis after a waiting period of six months, or
-	Performance Share Units (PSUs) with service condition and upon achieving certain key performance indicators (KPIs)
-	Over a three-year period on a quarterly basis after a waiting period of 12 months.

The number of PSUs that will vest under the different tranches is mainly contingent upon achievement of two equally weighted KPIs in the year of grant: Operating profit (non-IFRS at constant currencies) and Cloud revenue (at constant currencies). Depending on the weighted average performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 107.2% in 2025 (2024: 134.5)%.

We intend to settle the share units classified as equity-settled by reissuing treasury shares upon vesting. For more information, see Note (E.2).

The valuation was based on the following parameters and assumptions:

Fair Value and Parameters Used at Grant Date in 2025

Move
€, unless otherwise stated	(2025 tranche)
Weighted average fair value as at grant date	237.67
Information how fair value was measured at grant date
Valuation model used	Other[1]
Weighted average share price	241.49
Weighted average expected dividend yield (in %)	0.98
Weighted average initial life at grant date (in years)	1.6

[1] For these awards, the fair value is calculated by subtracting expected future dividends until maturity of the respective award from the prevailing share price as at the measurement date.

Fair Value and Parameters Used at Grant Date in 2024

Move
€, unless otherwise stated	(2024 tranche)
Weighted average fair value as at grant date	175.09
Information how fair value was measured at grant date
Valuation model used	Other[1]
Weighted average share price	170.40
Weighted average expected dividend yield (in %)	1.23
Weighted average initial life at grant date (in years)	1.7

[1] For these awards, the fair value is calculated by subtracting expected future dividends until maturity of the respective award from the prevailing share price as at the measurement date.

Changes in Outstanding Awards

Move
Thousands, unless otherwise stated	(2023-2025 tranches)
12/31/2023	16,830
Granted[2]	6,944
Adjustment based on KPI target achievement	151
Exercised	-10,193
Forfeited	-392
Change in settlement[2]	-1,149
12/31/2024	12,192
Granted[2]	4,934
Adjustment based on KPI target achievement	-16
Exercised	-8,433
Forfeited	-269
Change in settlement[2]	-671
12/31/2025	7,737

2 We have changed the classification of some share units granted under the Move plan with the initial intention to settle in shares from equity-settled to cash-settled because a cash outflow became probable, in particular due to the restructuring program. Share units with switched classification are considered in the number of granted share units.

The weighted average share price for awards exercised in 2025 was €234.93 (2024: €197.14). The weighted average remaining life of awards outstanding as at December 31, 2025, was 0.9 years (December 31, 2024: 0.9 years).

Own SAP Plan (Own)

Under the share purchase plan Own, employees have the opportunity to purchase, on a monthly basis, SAP shares without any required holding period. The investment per each eligible employee is limited to a percentage of the respective employee’s monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. To recognize the employees’ contribution to SAP’s success in 2024, SAP’s contribution was temporarily increased from 40% to 100% from October to December 2024. This plan is not open to members of the Executive Board.

Numbers of Shares Purchased

Millions	2025	2024	2023
Own	3.8	4.9	6.5

As a result of Own, we have commitments to grant SAP shares to employees. We have fulfilled and intend to continue to meet these commitments through an agent who administers the equity-settled programs and purchases shares on the open market. The fair value at grant date is determined based on the average share price of €242.71 (2024: €196.90).

Recognized Expense

€ millions	2025	2024	2023
Move (2023–2025 tranches)	1,059	1,240	1,175
Own	257	343	239

b)Cash-Settled Share-Based Payments

Cash-Settled Move SAP Plan (Move) Including Grow SAP Plan

We also grant share units in certain circumstances under Move representing a contingent right to receive a cash payment that is determined by the SAP share price and the number of share units that ultimately vest. For more information about the terms and conditions of the equity-settled Move plan, see section a) Equity-Settled Share-Based Payments in this Note (B.3).

From 2020 to 2023, we granted share units under the Grow SAP Plan that we intend to settle in cash. This fixed term plan has broadly the same terms and conditions as Move and recognizes all employees’ commitment to SAP’s success, and deepens their participation in our future company performance.

Different vesting schedules apply to specific share units. Granted share units under the respective plans will vest in different tranches, mainly as follows:

–Restricted Stock Units (RSUs) with service condition only

-	Over a three-year period on annual basis,
-	Over a three-year period on a quarterly basis after a waiting period of six months, or

–Performance Share Units (PSUs) with service condition and upon achieving certain key performance indicators (KPIs)

-	Over a three-year period on a quarterly basis after a waiting period of 12 months.

The number of PSUs that will vest under the different tranches is mainly contingent upon achievement of two equally weighted KPIs in the year of grant. For more information, see section a) Equity-Settled Share-Based Payments in this Note (B.3).

The share units classified as cash-settled are paid out in cash upon vesting.

SAP Long-Term Incentive Program 2020 and SAP Long-Term Incentive Program 2024 (LTI 2020 and LTI 2024)

The LTI 2024 and LTI 2020 are long-term, multiyear performance-based elements of our Executive Board compensation that are granted in annual tranches. The LTI 2024 and LTI 2020 reflect SAP’s long-term strategy and thus set uniform incentives to achieve key targets from the long-term strategic plans. The LTI 2024 and LTI 2020 also serve to reward the Executive Board members for long-term SAP share price performance as compared to the market, thus ensuring that shareholders’ interests are also honored. In addition, the LTI 2024 includes ESG targets to reward the Executive Board members for their achievements in advancing SAP’s long-term sustainability goals, while the LTI 2020 includes a component to ensure long-term retention of our Executive Board members.

The LTI 2024 and LTI 2020 are virtual share programs under which annual tranches with a term of approximately four years each are granted. When the individual tranches are granted, a certain grant amount specified in the Executive Board member’s service contract is converted into virtual shares (share units). For this purpose, the grant amount is divided by the SAP share price, which corresponds for the LTI 2020 to the average of the SAP share price on the 20 trading days and for the LTI 2024 to the average of the SAP share price on the 10 trading days after scheduled publication of the preliminary results for the financial year (grant price). The share units allocated are composed for the LTI 2024 of 50% Financial Performance Share Units (Financial PSUs), 30% Market Performance Share Units (Market PSUs), and 20% ESG Performance Share Units (ESG PSUs), and for the LTI 2020 of 1/3 Financial Performance Share Units (Financial PSUs), 1/3 Market Performance Share Units (Market PSUs), and 1/3 Retention Share Units. All types of share units have a vesting period of approximately four years. In contrast to Retention Share Units, Financial PSUs, Market PSUs, and ESG PSUs are subject to changes in number. In this context, the following applies:

The number of Financial PSUs initially awarded is multiplied by a performance factor. The performance factor consists of individual performance indicators relating to non-IFRS KPIs at constant currencies, derived from SAP’s long-term strategy, which for the LTI 2024 are operating profit and total revenue (which replaced cloud revenue and software licenses and support & services revenue for the 2025 tranche). For the LTI 2020, the non-IFRS KPIs are cloud revenue, total revenue, and operating profit. The performance period throughout which the target achievement for these three KPIs is measured starts at the beginning of the financial year in which the Financial PSUs are awarded and concludes upon the end of the second year following the year in which the share units were awarded. A numerical target value equaling 100% target achievement is set for each KPI. This constitutes, in each case, a cumulative value for the three years of the performance period.

The number of Market PSUs initially awarded is multiplied by a performance factor. The performance factor depends on the amount of the TSR on SAP share, measured for an entire performance period of approximately three years, and ranked in relation to the TSR performance of the companies in the NASDAQ-100 index (Index). If the TSR for the SAP share equals the median, the performance factor will be 1.0. However, if the TSR for the SAP share over the performance period is negative, the maximum performance factor will, in deviation from the summary above, be 1.0.

The number of ESG PSUs initially awarded is multiplied by a performance factor. The performance factor consists of two individual performance indicators relating to the two non - financial KPIs, derived from SAP’s long-term strategy, which are Climate performance: Net Zero 2030, and People sustainability: Business Health Culture Index (BHCI) (which replaced the Diversity: Women in Executive Roles KPI for the 2025 tranche). The performance period throughout which the target achievement for these two KPIs is measured starts at the beginning of the financial year in which the ESG PSUs are awarded and concludes upon the end of the second year following the year in which the share units were awarded. A numerical target value equaling 100% target achievement is set for each KPI. This constitutes, in each case, a cumulative value for the three years of the performance period.

The performance of the share units is linked to the performance of the SAP share price, including dividend payments. Accordingly, an amount is paid out for each share unit that equals the then-current SAP share price plus the dividends disbursed in respect of an SAP share in the period from the beginning of the year in which the share units were awarded until the end of the third year following the year in which the share units were awarded. The average SAP share price for the LTI 2024 on the 10 trading days and for the LTI 2020 on the 20 trading days after scheduled publication of the preliminary results for the financial year determines the payout price. The payout amount per share unit, including the dividend amounts due on the share units, is capped at 200% of the grant price. The tranche is cash-settled and paid in euros after the Annual General Meeting of Shareholders of the corresponding year.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, the share units are forfeited in whole or in part, depending on the circumstances in which the member resigns from office or the service contract is terminated.

The valuation was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2025

	LTI 2024	LTI 2020	Move
	(2024-2025	(2022–2023	(2022–2025
€, unless otherwise stated	tranches)	tranches)	tranches)
Weighted average fair value as at 12/31/2025	209.27	213.21	206.49
Information how fair value was measured at measurement date
Valuation model used	Monte Carlo	Monte Carlo	Other[3]
Share price	208.35	208.35	208.35
Expected volatility (in %)	24 to 25	19 to 28	NA
Expected dividend yield (in %)	NA	NA	1.15
Weighted average remaining life of awards outstanding as at 12/31/2025 (in years)	2.6	0.6	0.8

[3] For these awards, the fair value is calculated by subtracting expected future dividends, if any, until maturity of the respective award from the prevailing share price as at the measurement date.

Fair Value and Parameters Used at Year End 2024

	LTI 2024	LTI 2020	Move
	(2024	(2021-2023	(2021-2024
€, unless otherwise stated	tranche)	tranches)	tranches)
Weighted average fair value as at 12/31/2024	248.23	222.26	234.51
Information how fair value was measured at measurement date
Valuation model used	Monte Carlo	Monte Carlo	Other[3]
Share price	236.30	236.30	236.30
Expected volatility (in %)	23	20 to 22	NA
Expected dividend yield (in %)	NA	NA	0.91
Weighted average remaining life of awards outstanding as at 12/31/2024 (in years)	3.2	1.0	0.8

[3] For these awards, the fair value is calculated by subtracting expected future dividends, if any, until maturity of the respective award from the prevailing share price as at the measurement date.

For the LTI 2020 valuation, the expected volatility of the NASDAQ-100 companies of 36% (2024: 31% ), and the expected correlation of SAP and the NASDAQ-100 companies of 9% (2024: 16% to 21%) are based on historical TSR data for SAP and the NASDAQ-100 companies. For the LTI 2024 valuation, the expected volatility of the NASDAQ-100 companies of 32% (2024: 34%), and the expected correlation of SAP and the NASDAQ-100 companies of 12% to 18% (2024: 25%), are based on historical TSR data for SAP and the NASDAQ-100 companies. The NASDAQ-100 Total Return Index on December 31, 2025, was US$30,711.49 (2024: US$25,376.22).

The SAP dividend yield is based on expected future dividends.

Changes in Outstanding Awards

	LTI 2024	LTI 2020	Move
	(2024-2025	(2021–2023	(2021–2025
Thousands, unless otherwise stated	tranches)	tranches)	tranches)
12/31/2023	NA	605	6,672
Granted[4]	126	0	823
Adjustment based upon KPI target achievement	0	41	15
Exercised	0	-72	-6,333
Forfeited	-37	-74	-126
Change in settlement[4]	NA	NA	1,149
12/31/2024	89	501	2,200
Granted[4]	60	0	587
Adjustment based upon KPI target achievement	0	27	20
Exercised	0	-217	-2,334
Forfeited	0	0	-81
Change in settlement[4]	NA	NA	671
12/31/2025	149	311	1,063

Total carrying amount (in € millions) of liabilities as at
12/31/2024	7	98	343
12/31/2025	15	63	149

Total intrinsic value of vested awards (in € millions) as at
12/31/2024	2	57	0
12/31/2025	2	45	0

Weighted average share price (in €) for awards exercised in
2024	NA	172.16	181.68
2025	NA	212.81	255.17

Total expense (in € millions) recognized in
2023	NA	36	764
2024	7	51	729
2025	8	11	344

4 We have changed the classification of some share units granted under the Move plan with the initial intention to settle in shares from equity-settled to cash-settled because a cash outflow became probable, in particular due to the restructuring program.

Share-Based Payment Balances

	2025			2024
€ millions	Current	Non-Current	Total	Current	Non-Current	Total
Share-based payment liabilities	162	74	235	303	151	453
/ Other non-financial liabilities	4,849	524	5,373	5,537	749	6,286
Share-based payment liabilities as % of / Other non-financial liabilities	3	14	4	5	20	7